Exhibit 10.10

FORM OF AMENDMENT NO. 1 TO CUSTODY AGREEMENT

THIS AGREEMENT is made and entered into as of this [    ] day of [           ], 2018 by and between ETF MANAGERS GROUP COMMODITY TRUST I, a Delaware statutory trust (the “Trust”), ETF MANAGERS CAPITAL LLC, the sponsor of the Trust (“Sponsor”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Custodian is a national banking association which provides custodian services; and

WHEREAS, the Trust, the Sponsor and the Custodian have entered into an agreement dated January 2, 2015 (the "Agreement") whereby the Custodian has agreed to act as custodian of the cash and securities of each series of the Trust listed on Exhibit A (as amended from time to time) (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the parties wish to amend Exhibit A of the Agreement to include a new separate series of the Trust, the Breakwave Dry Bulk Shipping ETF;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Exhibit A is hereby amended to include the following fund: Breakwave Dry Bulk Shipping ETF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ETF MANAGERS GROUP COMMODITY

TRUST I

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

ETF MANAGERS CAPITAL LLC

By:
Name:
Title: